DRIVE FOR PROFITABLE GROWTH JP Morgan Global High Yield & Leveraged Finance Conference February 2014 Exhibit 99.2

2 2
Forward-Looking Statements
This presentation includes “forward-looking statements” within the meaning of U.S. federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. We make forward-looking statements in this presentation and may make such statements in future filings with the SEC. We may also make forward-looking statements in our press releases or other public or stockholder communications. These forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends, and other information that is not historical information. When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements.
All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon our current expectations and various assumptions. Our expectations, beliefs, and projections are expressed in good faith and we believe there is a reasonable basis for them. However, no assurances can be made that these expectations, beliefs and projections will be achieved. Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements.
There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this presentation.  Important factors that could cause our actual results to differ materially from the forward-looking statements we make herein include, but are not limited to: cyclicality of the automotive industry with the possibility of further material contractions in automotive sales and production effecting the viability of our customers and financial condition of our customers; global economic uncertainty, particularly in Europe; loss of large customers or significant platforms; our ability to generate sufficient cash to service our indebtedness, and obtain future financing; operating and financial restrictions imposed on us by our bond indentures and credit agreement; our underfunded pension plans;  supply shortages; escalating pricing pressures and decline of volume requirements from our customers; our ability to meet significant increases in demand; availability and increasing volatility in cost of raw materials or manufactured components; our ability to continue to compete successfully in the highly competitive automotive parts industry; risks associated with our non-U.S. operations; foreign currency exchange rate fluctuations; our ability to control the operations of joint ventures for our benefit;
the effectiveness of our continuous improvement program and other cost savings plans; product liability and warranty and recall claims that may be brought against us; work stoppages or other labor conditions; natural disasters; our ability to meet our customers’ needs for new and improved products in a timely manner or cost-effective basis; the possibility that our acquisition strategy may not be successful; our legal rights to our intellectual property portfolio; environmental and other regulations; the possible volatility of our annual effective tax rate; significant changes in discount rates and the actual return on pension assets; the possibility of future impairment charges to our goodwill and long-lived assets; and the interests of our major stockholders may conflict with our interests.
There may be other factors that may cause our actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included herein. We undertake no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

Jeff Edwards Chairman and Chief Executive Officer 3

4
Company Snapshot
Headquarters: Novi, MI
Employees: 25,000 +
Global Suppliers: Rank 69
1
Global Footprint: 80+ facilities in 19 Countries
Equity Ticker: NYSE: CPS
Financial: 2012 Revenue: $2.88 billion
2013 Revenue: $3.09 billion
Customers: 77% Direct OEM
23% Tiers / Other
Product Groups:
Sealing & Trim
Fuel & Brake Delivery
Fluid Transfer
Thermal & Emissions
Anti-Vibration
(1) Automotive News

5 5
Cooper Standard Journey

•
Acquired Siebe Automotive
•
Divested from Cooper Tire
2010 - 2013
Recovery
•
Expanded Nishikawa
Partnership
•
Acquired Jyco Sealing
Technologies
•
Acquired ACH – Fuel Rail
2008 – 2010
Survival
2005 – 2008
Expansion
1960-2005
Company Developed
•
Acquired Metzeler Automotive Profiles
•
Acquired USi Inc.
•
Established Cooper Standard France
•
Emerged from Reorganization
•
Acquired Gates Corp. Automotive Hose
•
Acquired ITT Fluid Handling
•
Business Established
•
Acquired Standard Products Company
2014 and Beyond
Growth
Profitable
Growth

Global Automotive Industry Growth
Source: IHS
Global volume
to exceed
105 million
vehicles by
2020
•
Global vehicle sales remain strong
•
China: greatest global growth from 2015 – 2020; positioned to be
#1 light vehicle market at more than 30 million vehicles annually
•
India: expected to produce more than 5 million vehicles by 2020
•
Continued strong growth of other developing countries: Mexico,
Thailand, Indonesia and Turkey
•
Europe: to recover in 2015 – 2017
•
North America: modest growth aided by global vehicle platforms
•
Top 10 global platforms to account for about 20% of world volume

7 7 7
2013 Business Update
Cooper Standard global sales grew by 7.3%  year-over-year
Full year adjusted EBITDA margin of 9.3% of sales
Capital expenditure at 5.9% of sales as we invest for future growth
Returned $217.5 million to shareholders through share repurchases
–
Sealing and Trim launch and significant product challenges impacting financial performance
•
Investing in people, process improvements, technology and working closely with our customers to address challenges
•
Expect to move past these issues by end of second quarter
Asia Pacific 9.2% North America and others 4.8%
South America 7.4% Europe  6.8%

8 8
Transition for Profitable Growth
• Investing in people
–
Restaffing for execution
–
Product development
–
Innovation
• Investing in capital
–
Asian growth
–
Europe restructuring
–
New product launches
–
Global technology processes
• Investing in future programs
–
Tooling expenditures increasing working capital
–
Growing tooling requirements due to product
complexity
* Includes short-term and long-term tooling balances
$94
$121
$170
$0
$50
$150
$200
2011 2012 2013
$ million
Tooling*
$108
$131
$183
$0
$50
$100
$150
$200
2011 2012 2013
$ million
Capital Expenditure
$258
$281
$294
590
615
300
400
500
600
700
$0
$100
$200
$300
$400
2011 2012 2013
Headcount
SG&AE
($ million)
695
$100

9
Transition for Profitable Growth
Product Strategy
• Focusing on Sealing & Trim, Fuel & Brake
Delivery and Fluid Transfer Systems
–
Delivering innovation
–
Achieve #1 or #2 market leadership
–
Global product teams driving increased ROIC
–
Sell Thermal & Emissions business
Optimizing Footprint
• Serbia start-up on schedule
–
Net annualized labor savings of $25M
• Expansion in Aguascalientes nearing
completion
• Establishing Shanghai Tech Center
Sremska Mitrovica,
Serbia
Aguascalientes, Mexico

10 10
Shareholder Value Creation
Drive for Profitable Growth
• Achieve double digit adjusted EBITDA
• Restore historical profitability in Sealing & Trim business
Priorities Focused Actions
Relentless Focus on the Customer
• Obtain key business wins, especially global platforms
• Meet customer targets for PPM and launch
Superior Products and Innovation
• Strategic focus on core product groups
• Establish new R&D centers in emerging markets
• Sell breakthrough technologies
Advantaged Global Footprint & World-Class
Operations
• Reduce global suppliers by 30% over two years
• Achieve zero red launches
• Building global capabilities to deliver higher ROIC
High Performing Engaged Workforce
• Hire and develop new talent
• Launch performance management process
• CS Foundation driving community involvement

Allen Campbell Executive Vice President and Chief Financial Officer 11

Track Record of Growing Sales
$ USD Billions
Note: CAGR includes non-consolidated JV revenue
Numbers subject to rounding
12
$.10
$.28
$.31
$.41
$.44
$4.0
$3.0
$2.0
$1.0
$0.0
2009 2010 2011 2012 2013
$1.95
$2.41
$2.85
$2.88
$3.09
CS Sales Non-Consolidated JVs
Exceeding global light vehicle production CAGR of 9.1%

Q4 and Full Year 2013 Revenue
$ USD Millions
Note: Numbers subject to rounding
Q4 2012 - $697
Q4 2013 - $794
Full Year 2012 - $2,881
Full Year 2013 - $3,091
$0
$100
$200
$300
$400
$500
$364
$236
$57
$40
$426
$270
$60
$38
$0
$250
$500
$750
$1,000
$1,250
$1,500
$1,750
North
America
Europe Asia Pacific South
America
North America Europe Asia Pacific South America
$1,504
$1,017
$213
$147
$1,618
$1,076
$220
$177
Full Year 2013
Q4 2013

14
Non-Consolidated Joint Venture Revenue
Joint Venture Partner Product Country
Huayu-Cooper Sealing SAIC/HASCO Sealing China
Nishikawa Cooper  Nishikawa Rubber Sealing U.S.
Nishikawa Tachaplalert Cooper Nishikawa Rubber Sealing Thailand
Sujan CSF India Magnum Elastomers AVS India
$ million
$0
$100
$200
$300
$400
$500
2012 2013
$410
$445

2013 Revenue by Customers and Product $ USD Millions Note: Numbers subject to rounding 2013 Revenue - $3,091 Revenue by Customers Revenue by Product 15

16 16
Q4 and FY 2013 Performance
$ USD Millions, except EPS / %
Note: Numbers subject to rounding
Fourth Quarter Full Year
2012 2013 2012 2013
$697.1 $794.2 Sales $2,880.9 $3,090.5
99.7 105.1 Gross Profit 438.9 472.7
14.3% 13.2% % Margin 15.2% 15.3%
74.8 72.6 SA&E 281.3 293.4
(2.1) 14.6 Operating Profit (Loss) 103.3 142.1
(0.3%) 1.8% % Margin 3.6% 4.6%
($9.9) ($20.8) Net Income (Loss) $102.8 $47.9
($0.70) ($1.44) Fully Diluted EPS $4.14 $2.24
$70.9 $58.7 Adjusted EBITDA $298.0 $287.4
10.2% 7.4% % Margin 10.3% 9.3%

17 17
Full Year 2013 Cash Flow
Note: Numbers subject to rounding
$ USD Millions
(a) Includes $30 million tooling expense
$270.6
$184.4
$192.5
$41.4
(a)
$183.3
$13.5
$17.9
$4.7
$17.9
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
Cash Balance as
of 12/31/2012
Cash from
business
Changes in
operating assets
and liabilitlies
Capital
expenditures
Acquisition of
businesses, net of
cash acquired
Pension funding -
US
Preferred stock
dividend
FX and others Cash Balance as
of 12/31/2013

18 18
Strong Capital Structure and Liquidity
(1) Availability limited by borrowing base
Sufficient liquidity to support growth
• Net leverage: $ 500.0 M
• Net leverage ratio: 1.7
• Interest coverage ratio: 5.2 x
Key Financial Ratios
$ USD Millions
Liquidity
Pension Liability
• Substantially all US Pension frozen with
minimum accrued interest requirements
• 2014 Pension Contributions (U.S.)
approximately $15.0 million
$ USD Millions
Debt Maturity Table
Cash on Balance Sheet $184.4
150.0
Letters of Credit (36.7)
$ 297.7
ABL Revolver commitments
(1)

2014 Guidance
Key Assumptions:
North American production 16.8 million
European (including Russia) production  19.6 million
Average full year exchange rate  $1.28/Euro
$3,250 -
$3,350
$ USD Millions $ USD Millions
$ USD Millions
*G=Guidance
Revenues Cash Taxes
Cash Restructuring
Return to double digit adjusted EBITDA margin and improved ROIC
$ USD Millions
Capital Expenditures

Summary
• Focused on stabilizing North America and Europe businesses performance
–
Addressing launch and product complexity in Sealing & Trim business
• Continue to make necessary infrastructure / capacity investments
–
Asia growth strategy
–
Serbia expansion
• Evaluate partnerships and acquisition opportunities to advance our strategic plan
Laser focus on new launches and  achieving double
digit adjusted EBITDA margins

Q&A 21

Appendix 22

Net Leverage Ratio and Adj. EBITDA % Margin
as of December 31, 2013
($ USD Millions)
Note: Numbers subject to rounding
Three Months Ended
Twelve Months
Ended
Mar 31,
2013
Jun 30,
2013
Sep 30,
2013
Dec 31,
2013 Dec 31, 2013
Net income (loss) $         20.7 $        27.4 $        20.6 $      (20.8)
Income tax expense 7.9 12.2 4.5 21.0 45.6
Interest expense, net of interest income 11.2 13.6 15.2 14.9 54.9
Depreciation and amortization 29.8 28.2 25.2 27.9 111.1
EBITDA $         69.6 $        81.4 $        65.5 $        43.0
Restructuring 4.8 1.0 1.9 14.0 21.7
Noncontrolling interest restructuring (0.7) (0.1) - 0.3 (0.5)
Stock-based compensation 2.7 0.5 1.1 0.9 5.2
Inventory write-up - - 0.3 - 0.3
Acquisition costs - - 0.7 0.2 0.9
Other 0.3 (0.3) - 0.3 0.3
Adjusted EBITDA $         76.7 $        82.5 $        69.5 $        58.7
Net Leverage
Debt payable within one year 28.3
Long-term debt 656.1
Less: cash and cash equivalents (184.4)
Net Leverage
Net Leverage Ratio 1.7
Interest coverage ratio 5.2
Sales $       747.6 $     784.7 $      764.1 $      794.2 $           3,090.5
Adjusted EBITDA as a percent of Sales 10.3% 10.5% 9.1% 7.4% 9.3%
(1)
(2)
(3)
(4)
(5)
(1)
Includes non-cash restructuring.
(2)
Proportionate share of restructuring costs related to Cooper Standard France joint venture.
(3)
Non-cash stock amortization expense and non-cash stock option expense for grants issued at time of the Company's 2010 reorganization.
(4)
Write-up of inventory to fair value for the Jyco acquisition
(5)
Costs incurred in relation to the Jyco acquisition
$                   47.9
$                   259.5
$                   287.4
$                   500.0

EBITDA and Adjusted EBITDA –
Twelve Months Ended December 31, 2012
Note: Numbers subject to rounding
($ USD Millions)
Three Months Ended
Twelve
Months
Ended
Mar 31,
2012
Jun 30,
2012
Sep 30,
2012
Dec 31,
2012
Dec 31,
2012
Net income (loss) $    23.8 $    77.3 $    11.6 $       (9.9) $    102.8
Provision for income tax expense (benefit) 8.1 (46.2) 5.4 1.2 (31.5)
Interest expense, net of interest income 11.2 10.8 11.3 11.5 44.8
Depreciation and amortization 31.6 30.5 29.1 31.5 122.7
EBITDA $    74.7 $    72.4 $    57.4 $      34.3 $    238.8
Restructuring
(1)
6.1 (0.5) 10.2 13.0 28.8
Noncontrolling interest restructuring
(2)
(0.3) - (0.2) (2.5) (3.0)
Stock-based compensation
(3)
2.7 2.2 2.4 2.5 9.8
Impairment charges
(4)
- - - 10.1 10.1
Payment to former CEO and transition cost
(5)
- - - 11.5 11.5
Noncontrolling deferred tax valuation reversal
(6)
- - - 2.0 2.0
Adjusted EBITDA $    83.2 $    74.1 $    69.8 $      70.9 $    298.0
Sales 765.3 734.5 684.0 697.1 2,880.9
Adjusted EBITDA as a percent of Sales 10.9% 10.1% 10.2% 10.2% 10.3%
24
(1)
Includes cash and non-cash restructuring.
(2)
Proportionate share of restructuring costs related to FMEA joint venture.
(3)
Non-cash stock amortization expense and non-cash stock option expense for grants issued at emergence from bankruptcy.
(4)
Impairment charges related to goodwill ($2.8 million) and fixed assets ($7.3 million)
(5)
Executive compensation for retired CEO and recruiting costs related to search for new CEO
(6)
Noncontrolling interest deferred tax valuation reversal

Non-GAAP Financial Measures
EBITDA and adjusted EBITDA are measures not recognized under Generally Accepted
Accounting Principles (GAAP) which exclude certain non-cash and non-recurring items.
When analyzing the company’s operating performance, investors should use EBITDA and adjusted EBITDA in addition to, and not as alternatives for, net income (loss), operating income, or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the company’s performance. EBITDA and adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of the company’s results of operations as reported under GAAP. Other companies may report EBITDA and adjusted
EBITDA differently and therefore Cooper Standard’s results may not be comparable to other similarly titled measures of other companies.
25